SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    March 19, 2007

                            INTEGRAMED AMERICA, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)

                  0-20260                            6-1150326
--------------------------------------------------------------------------------
           (Commission File Numbers)    (IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY                  10577
--------------------------------------------------------------------------------
       (Address of principal executive offices)      (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
                                                --------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          Written  communication  pursuant to Rule 425 under the  Securities Act
    ___   (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    ___   CFR 240.14a-12)

          Pre-commencement  communication  pursuant to Rule  14d-2(b)  under the
    ___   Exchange Act (17 CFR 240.14d-2(b)

          Pre-commencement  communication  pursuant to Rule  13e-4(c)  under the
    ___   Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

             Registrant's  Press  Release  dated  March 20,  2007,  attached  as
Exhibit 99.1 hereto, is furnished pursuant to Regulation FD; it is not filed.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INTEGRAMED AMERICA, INC.
                                    (Registrant)




Date:    March 21, 2007     By:  /s/Claude E. White
                                    -------------------------------------------
                                    Claude E. White
                                    Vice President, General Counsel & Secretary